                                                                    EXHIBIT 99.1

                     [LETTERHEAD OF WHITTAKER CORPORATION]

               Release:  December 15, 1997

               Contact:  John K. Otto
                         Chief Financial Officer
                         (805)  526-5700, ext. 662


       WHITTAKER CORPORATION ANNOUNCES FOURTH QUARTER AND FY1997 RESULTS

         SIMI VALLEY, CA, DECEMBER 15, 1997 -- Whittaker Corporation (NYSE: WKR) today announced the results of its operations for fiscal 1997 and the fourth quarter ended October 31, 1997.

         "It was a year of difficult and costly restructuring. We divested our defense electronics business and strengthened our core aerospace units such that we expect a strong resurgence of profit from our continuing operations in 1998. In spite of the challenges we faced in 1997," continued Joseph F. Alibrandi, Chairman and Chief Executive Officer, "we reduced our bank debt by $32,000,000, and we expect to continue to aggressively reduce debt further in 1998. Our core aerospace businesses are performing well on plan so far into the first half of our first quarter and our aerospace backlog is substantially higher than it was at this time last year. We regret the painful cost to our stockholders and employees of this difficult year, but we are confident that our performance in 1998 will confirm that the efforts of 1997 will be rewarded."

         During the fourth quarter of 1997, the Company decided to sell its Xyplex Networks unit and, on September 30, 1997, the Company sold its defense electronics unit to Condor Systems, Inc. These units are included as discontinued operations in the Company's financial statements for the current and past periods. The Company's decision to sell these units implemented the Company's previously announced strategy to reduce debt and to explore strategic options. Proceeds from the sale of the defense electronics unit were used to reduce bank debt. The decision to sell Xyplex Networks followed the Company's evaluation of its core strengths in the aerospace industry. Thus, the Company's financial statements for fiscal 1997 and the fourth quarter of 1997 report the operating results and balance sheet items of its discontinued operations separately from its continuing operations.

   CONTINUING OPERATIONS
   ---------------------

         Sales from the Company's continuing Aerospace and Integration Services units for fiscal 1997 were $95,133,000, down from $98,647,000 for 1996.
   Operating loss of continuing business segments for 1997 amounted to $122,000, compared to operating profit of $20,076,000 in the prior year. Loss from continuing operations for 1997 amounted to $32,930,000, or $2.95 per share, compared to income of $9,817,000, or $.93 per share, a year earlier.

         Sales from continuing operations for the fourth quarter of 1997 were $28,482,000, up from $28,110,000 a year ago. Operating profit of continuing business segments for the quarter amounted to $1,069,000, down from $5,066,000 in the prior year. Loss from continuing operations for the quarter amounted to $17,828,000, or $1.60 per share, compared to income of $894,000, or $.08 per share, a year earlier.

   DISCONTINUED OPERATIONS
   -----------------------

         The loss from the Company's discontinued Xyplex Networks and defense electronics units amounted to $122,452,000, or $10.99 per share, and $57,930,000, or $5.18 per share, for the fiscal year and fourth quarter of 1997, respectively. Included in the loss from discontinued operations for the fiscal year and fourth quarter of 1997, was a charge of $55,703,000 to write down the assets of Xyplex Networks to their estimated net realizable value. For the fiscal year and fourth quarter of 1996, the loss from discontinued operations was $26,944,000, or $2.55 per share, and $9,075,000, or $.79 per share, respectively. A loss on disposal of discontinued operations amounting to $4,791,000, or $0.43 per share, is being reported for the fiscal year and fourth quarter of 1997.

   EXTRAORDINARY ITEMS
   -------------------

         In the fourth quarter of 1997, the Company recorded an after-tax charge of $3,409,000, or $0.31 per share, for the write-off of the unamortized portion of debt issuance costs in connection with the substantial modification of its credit agreement. This charge has been reflected in the Company's income statement as an extraordinary item.

   RESULTS OF CONTINUING AND DISCONTINUED OPERATIONS
   -------------------------------------------------

         Net loss for continuing and discontinued operations for fiscal 1997 amounted to $163,582,000, or $14.68 per share, compared with a loss of $17,127,000, or $1.62 per share for 1996. Net loss for the fourth quarter of 1997 amounted to $83,958,000, or $7.52 per share, compared to a loss of $8,181,000, or $.71 per share, last year.

   CREDIT AGREEMENT
   ----------------

         The Company is currently discussing with its bank lending group an extension of the waiver of non-compliance with financial ratio covenants in its credit agreement. The Company's current waiver expires on December 31, 1997.

         Statements made herein that are not based on historical fact are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. Actual results could differ from these forward looking statements for many reasons including failure to retain customers or to attract new customers, development of competing products, and delays in developing new products and markets.

         Whittaker Corporation develops innovative fluid control and fire safety systems for aerospace and industrial applications and turnkey data networking solutions for hospitals and other enterprises. For additional information on Whittaker, contact the Internet Home Page at http://www.wkr.com.

                                    #  #  #

                             WHITTAKER CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN 000, EXCEPT FOR PER SHARE DATA)
                                   UNAUDITED

                                                             FOR THE THREE MONTHS                 FOR THE YEAR
                                                               ENDED OCTOBER 31,               ENDED OCTOBER 31,
                                                           1997             1996            1997             1996
                                                        ----------     ------------     -----------     ------------
                                                                        (RESTATED)                       (RESTATED)
Sales...............................................    $   28,482     $     28,110     $    95,133     $     98,647
Costs and expenses
  Cost of sales.....................................        20,372           14,178          67,308           50,355
  Engineering and development.......................           248              375             965            1,398
  Selling, general and administrative...............         6,793            8,291          26,982           26,618
  Restructuring costs...............................            --              200              --              200
                                                        ----------     ------------     -----------     ------------
Operating profit (loss)                                      1,069            5,066            (122)          20,076
  Interest expense..................................         4,471            3,941          18,299           10,937
  Interest income...................................          (106)            (198)           (456)          (6,295)
  Write down of asset held for sale or
    development.....................................        15,677               --          15,677               --
  Other expense.....................................         3,062              342           3,495              684
                                                        ----------     ------------     -----------     ------------
Income (loss) from continuing operations before
 extraordinary item and provision (benefit) for
 taxes..............................................       (22,035)             981         (37,137)          14,750


Provision (benefit) for taxes.......................        (4,207)              87          (4,207)           4,933
                                                        ----------     ------------     -----------     ------------
Income (loss) from continuing operations before
 extraordinary item.................................       (17,828)             894         (32,930)           9,817

Discontinued operations
  Loss from discontinued operations.................       (57,930)          (9,075)       (122,452)         (26,944)
  Loss on disposal of discontinued operations.......        (4,791)              --          (4,791)              --
Extraordinary item (less income tax benefit
  of $224)..........................................        (3,409)              --          (3,409)              --
                                                        ----------     ------------     -----------     ------------

Net loss............................................    $  (83,958)    $     (8,181)    $  (163,582)    $    (17,127)
                                                        ==========     ============     ===========     ============
Average common and common
  equivalent shares outstanding (000)...............        11,165           11,588          11,144           10,569
                                                        ==========     ============     ===========     ============

Income (loss) per share
  Continuing operations.............................    $    (1.60)    $       0.08     $     (2.95)    $       0.93
  Discontinued operations
    Loss from discontinued operations...............         (5.18)           (0.79)         (10.99)           (2.55)
    Loss on disposal of discontinued operations.....    $    (0.43)              --     $     (0.43)              --
  Extraordinary item................................         (0.31)              --           (0.31)              --
                                                        ----------     ------------     -----------     ------------
Net loss............................................    $    (7.52)    $       (.71)    $    (14.68)    $      (1.62)
                                                        ==========     ============     ===========     ============

                             WHITTAKER CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                   ($ IN 000)

                                                                      AT OCTOBER 31,                AT OCTOBER 31,
                                                                          1997                          1996
                                                                   ----------------               ---------------
                                                                      (UNAUDITED)                    (RESTATED)
ASSETS
Current Assets
--------------
Cash                                                                  $   6,366                       $   1,566
Receivables                                                              27,337                          33,252
Inventories                                                              37,032                          31,225
Other current assets                                                        914                             728
Income taxes recoverable                                                  3,238                           5,443
Deferred income taxes                                                    11,244                           8,079
Net current assets of discontinued operations                             7,766                          41,834
                                                                      ---------                       ---------
Total Current Assets                                                     93,897                         122,127
                                                                      ---------                       ---------
Property and equipment, at cost                                          31,381                          36,837
Less accumulated depreciation and amortization                          (21,550)                        (19,323)
                                                                      ---------                       ---------
Net Property and Equipment                                                9,831                          17,514
                                                                      ---------                       ---------
Other Assets
------------
Goodwill, net of amortization                                            14,032                          14,387
Other intangible assets, net of amortization                              1,119                           1,362
Notes and other noncurrent receivables                                    3,443                           2,898
Other noncurrent assets                                                   7,672                          11,327
Net assets held for sale or development                                  15,214                          31,129
Net noncurrent assets of discontinued operations                         22,234                         139,704
                                                                      ---------                       ---------
Total Other Assets                                                       63,714                         200,807
                                                                      ---------                       ---------
Total Assets                                                          $ 167,442                       $ 340,448
                                                                      =========                       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
-------------------
Current maturities of long-term debt                                  $ 129,353                       $ 161,482
Accounts payable                                                          9,579                           7,225
Accrued liabilities                                                      31,331                          19,151
                                                                      ---------                       ---------
Total Current Liabilities                                               170,263                         187,858
                                                                      ---------                       ---------
Other Liabilities
-----------------
Long-term debt                                                              222                             453
Other noncurrent liabilities                                             12,603                          12,019
Deferred income taxes                                                    15,077                           8,982
                                                                      ---------                       ---------
Total Other Liabilities                                                  27,902                          21,454
                                                                      ---------                       ---------
Stockholders' Equity
--------------------
Capital stock
 Preferred stock                                                              1                               1
 Common Stock                                                               112                             110
Additional paid-in capital                                               72,041                          70,321
Retained earnings (deficit)                                            (102,877)                         60,704
                                                                      ---------                       ---------
Total Stockholders' Equity (Deficit)                                    (30,723)                        131,136
                                                                      ---------                       ---------
Total Liabilities and Stockholders' Equity                            $ 167,442                       $ 340,448
                                                                      =========                       =========

                             WHITTAKER CORPORATION
                             INDUSTRY SEGMENT DATA
                                   ($ IN 000)
                                   UNAUDITED

                                                  FOR THE THREE MONTHS             FOR THE YEAR
                                                   ENDED OCTOBER 31,             ENDED OCTOBER 31,
                                                 1997            1996           1997            1996
                                             ---------     ------------      ----------     ------------
                                                             (RESTATED)                      (RESTATED)
SALES:

Aerospace................................    $  26,345      $   28,110     $   89,782       $   98,647
Integration Services.....................        2,137              --          5,351               --
                                             ---------      ----------     ----------       ----------
                                             $  28,482      $   28,110     $   95,133       $   98,647
                                             =========      ==========     ==========        =========
OPERATING PROFIT (LOSS):

Aerospace................................    $   3,966      $    8,433     $   15,634        $  30,512
Integration Services.....................         (257)             --         (4,961)              --
Corporate and Other......................       (2,640)         (3,367)       (10,795)         (10,436)
                                             ---------      ----------     ----------       ----------
                                             $   1,069      $    5,066     $     (122)       $  20,076
                                             =========     ============    ==========        =========